UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2020

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2020 (the “Closing Date”), Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Industrial Realty Group, LLC, a Nevada limited liability company (“IRG”), and CH Capital Lending, LLC, a Delaware limited liability company (the “Purchaser”), pursuant to which the Company sold to the Purchaser in a private placement (the “Private Placement”) 10,813,774 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants to purchase 10,036,925 shares of Common Stock (the “Warrants”).  The aggregate purchase price for the Shares and Warrants was $15,239,653.08 (the “Purchase Price”).  The Warrants are subject to the exercise terms described in Item 3.02 hereof.

The information regarding the Warrants set forth in Item 3.02 hereof is incorporated by reference into this Item 1.01.

The description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated into this Item 1.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On the Closing Date, the Company completed the Private Placement with the sale of 10,813,774 shares of Common Stock and warrants to purchase 10,036,925 shares of Common Stock for an aggregate purchase price of $15,239,653.08. The Purchase Price was paid in the form of the cancellation in full of certain financial obligations owed by the Company and its affiliates to IRG and its affiliates in the amount of the Purchase Price.

The Private Placement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, as a transaction by an issuer not involving any public offering.

The Warrants are exercisable for, in the aggregate, 10,036,925 shares of Common Stock at an exercise price of $1.40 per share of Common Stock (subject to customary adjustments).  The Warrants may be exercised from and after June 29, 2021, subject to certain terms and conditions set forth in the Warrants.  Unexercised Warrants will expire on the fifth anniversary of the Closing Date.

The description of the Warrants is qualified in its entirety by reference to the full text of the Form of Warrant filed as Exhibit 10.2 hereto and is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Securities Purchase Agreement, dated December 29, 2020, between Hall of Fame Resort & Entertainment Company, Industrial Realty Group, LLC and CH Capital Lending, LLC.
10.2	Form of Warrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
Name: Michael Crawford
Title: President and Chief Executive Officer

Dated: December 29, 2020

2